UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22018
Nuveen Multi-Currency Short-Term Government Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds Seeks High Current Income and Gains from an Enhanced Global Debt Strategy

Annual Report December 31, 2010

Nuveen Global Government Enhanced Income Fund JGG	Nuveen Multi-Currency Short-Term Government Income Fund JGT

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Distribution and Share Price Information	9

Performance Overview	12

Report of Independent Registered Public Accounting Firm	14

Portfolio of Investments	15

Statement of Assets & Liabilities	22

Statement of Operations	23

Statement of Changes in Net Assets	24

Financial Highlights	25

Notes to Financial Statements	28

Board Members & Officers	41

Annual Investment Management Agreement Approval Process	47

Board Approval of Sub-Advisory Arrangements	51

Reinvest Automatically Easily and Conveniently	52

Glossary of Terms Used in this Report	54

Other Useful Information	55

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Global Government Enhanced Income Fund (JGG)

Nuveen Multi-Currency Short-Term Government Income Fund (JGT)

These Funds are managed by Nuveen Asset Management, LLC, a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. Steven Lee assumed management responsibilities for both Funds in December 2010. As of January 1, 2011, Tim Palmer joined Steve to manage JGG and JGT. Steve, who has 15 years of industry experience, has been with Nuveen Fund Advisors, Inc. since 2007. Here he discusses general economic and market conditions, his management strategy and the performance of the Funds during the twelve-month period ending December 31, 2010.

What were the general market conditions for the twelve-month period ended December 31, 2010?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs. Cognizant of the fragility of the financial system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic growth.

Recently, nearly all U.S. indicators of production, spending, and labor market activity have pointed toward an acceleration in economic growth. At the same time, inflation has remained relatively tame, as the Consumer Price Index rose just 1.5% year-over-year as of December 31, 2010. However, unemployment remained at historically high levels. As of December 2010, the national unemployment rate was 9.4%. In addition, the housing market continued to show signs of weakness with the average home price in the Standard & Poor’s/Case-Shiller Index of 20 large metro areas falling 1.6% over the twelve months ended November 2010 (the latest available figures at the time this report was prepared).

The period was marked by volatility that impacted the global markets. While the international equity market, as represented by the MSCI All Country World Index excluding the

Nuveen Investments	5

U.S., produced a solid 11.6% total return for 2010, the pattern of returns was uneven over the course of the year and quite variable from market to market. Performance was driven by an ongoing expansion in global economic growth, led by Asian and other emerging market economies. The emerging market segment of the market significantly outperformed developed markets for the year, although a couple of key markets had disappointing returns despite strong underlying economic growth. In Brazil and China, market returns significantly lagged the performance of other emerging markets, with total returns of just 3.8% and 2.3%, respectively, for the year, as measured by their MSCI indices. Both countries are experiencing some inflationary pressures as they have experienced strong underlying economic recoveries, and the building inflationary pressures led to various monetary and administrative tightening measures, which restrained performance in these markets.

Emerging markets generally continued to deal with strong capital inflows as money moved from lower-yielding developed markets, especially during the second half of the reporting period. The policy normalization process in China does not appear to pose a significant risk to the economic expansion, at least at this point.

In contrast to the robust underlying set of conditions in Asia (excluding Japan), the European markets continued to be influenced by the ongoing sovereign debt situation in the euro zone periphery. Sovereign credit spreads in Greece, Ireland, Portugal, and Spain continued to rise, increasing the fiscal stress for these countries in the absence of external assistance. All four countries were further downgraded by rating agencies during the reporting period. While the European Financial Stability Fund (EFSF) has removed the near-term funding and liquidity risks, a move that has been aided by European Central Bank bond purchases, there has been no “solution” to the sovereign credit issues in the markets. The fiscal austerity measures required to receive funding aid and the elevated cost of debt financing are likely to continue to weigh on the performance of these economies and markets.

What key strategies were used to manage the Funds during this period?

JGG seeks to provide a high level of current income and gains, as well as capital preservation. The Fund invests in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the U.S. dollar, and up to 30% may be invested in emerging market government securities.

The Fund also features a foreign currency strategy that seeks to take long positions in countries with higher yielding government debt and short positions in countries with lower yielding debt. This strategy may create the economic effect of financial leverage. We also employ a stop loss model and a technical indicator designed to alert us to increased levels of risk. This system is intended to reduce or eliminate certain positions when it appears market conditions or trends will cause the value of the Fund’s investments to decline significantly.

In addition, we employ a proprietary ranking system based on analysis of real yields and yield curve slopes to evaluate short positions. We believe this system has the potential to

6	Nuveen Investments

provide additional downside protection, especially during periods when rates are particularly volatile.

During the current reporting period, the Fund entered into interest rate swap transactions designed to benefit from relative interest rate moves, and the shapes of the yield curve, in a variety of countries. The Fund also entered into treasury futures to benefit from any flattening of the yield curve or to benefit from changes in the shape of the U.S. government bond yield curve.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	The inception date for JGG was 6/27/06, and for JGT was 4/25/07.

1	Citigroup-Currency Hedged World Government Bond Index is an unmanaged market capitalization weighted index that tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Index returns assume reinvestment of dividends and do not reflect any management fees or expenses. You cannot invest directly in an index.

2	The Citigroup Non-U.S. Dollar World Government Bond Index is a market weighted index designed to reflect the performance of the government fixed income markets of 20 non-U.S. developed countries as of January 1999. Index returns assume reinvestment of dividends and do not reflect any management fees or expenses. You cannot invest directly in an index.

3	The MSCI EAFE Index consists of a diversified group of market-capitalization weighted stocks from 21 developed markets in Europe, Australasia and the Far East. It is a common measure of foreign equity performance for U.S.-based investors. Index returns assume reinvestment of dividends and do not reflect any management fees or expenses. You cannot invest directly in an index.

JGT is designed to provide the potential for an attractive level of current income and total return. The Fund invests directly and indirectly in a portfolio of short-term international government securities, with approximately 50% denominated in non-U.S. currencies and unhedged. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. As with JGG, we monitor and adjust investments using a propriety risk reduction methodology.

How did the Funds perform over the twelve-month period?

The performance of JGG and JGT, as well as comparative indices, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For periods ended 12/31/10

		Since
	1-Year	Inception*
JGG	6.85%	5.27%
Citigroup-Currency Hedged World Government Bond Index[1]	3.36%	5.18%
MSCI EAFE Index[3]	8.21%	2.02%
JGT	-0.18%	4.21%
Citigroup Non-U.S. Dollar World Government Bond Index[2]	4.01%	7.21%
MSCI EAFE Index[3]	8.21%	-4.62%

For the twelve-month period ended December 31, 2010, JGG outperformed its respective Citigroup Index, but underperformed the MSCI EAFE Index, which is provided here as a general reference for the international equity markets. JGT underperformed both its Citigroup Index as well as the broad market index. As noted, JGG focuses to a large degree on managing foreign government debt and currency exposures, while JGT’s strategy centers on evaluating the attractiveness of short-term international government debt. Neither Fund is designed for close comparison to an equity-based index like the MSCI EAFE Index.

The twelve-month reporting period was notable for the volatility that impacted global markets. The credit crisis that began in Greece spread to the broader European banks which held Greek bonds. JGG benefited from the volatility and subsequent rates rally for ten of the twelve months of the reporting period. A long position in Mexico positively impacted performance. The position was helped as the rally in U.S. rates extended to Mexico, coupled with global investors shifting to emerging markets looking for higher

Nuveen Investments	7

yields and attractive carries. The position was eliminated before the end of the period. Also benefiting the Fund was a long Colombia position. During the period, Colombia cut rates further than the market anticipated, which helped this holding. This position also was eliminated before the end of the period. In addition, JGG’s return over the period benefited from long exposure to New Zealand and Canadian securities (subsequently sold), and holdings of French securities contributed positively in terms of European rates exposure.

With the rally in rates, nearly all of our short positions hurt us. In particular, our short position in the United Kingdom detracted from performance. Our other short positions throughout the period included Korea, Norway, Sweden, Switzerland, the Czech Republic and South Africa also negatively impacted performance to various degrees.

JGT’s underperformance for the reporting period was attributable to an extremely volatile second quarter. As the Greek crisis began to take full effect, our indirect euro exposure to the Polish zloty and Hungarian forint negatively impacted performance. The forint position was eliminated before the end of the period. We reduced our positions, but they still detracted from the Fund’s overall return. The Fund’s New Zealand dollar exposure also detracted from performance.

Our risk management methodology, which is activated when the risk aversion index rises above a certain threshold, hurt performance. We exited our positions during the height of the Greek crisis in May. When the market stabilized, we had to add back our investment exposure at higher prices.

The Fund did benefit from our currency positions in the Brazilian real, Mexican peso and Australian dollar, All of these are high yielding countries with strong fundamentals. Australia also benefited from high commodity prices and growth in China.

8	Nuveen Investments

Distribution and
Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

Over the course of 2010, JGG did not have any changes to its quarterly distribution to shareholders. JGT reduced its quarterly distribution to shareholders once during June. Some of the factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•	Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of the distribution as a return of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on a Fund’s performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s

Nuveen Investments	9

IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund’s distributions and total return performance for the fiscal year ended December 31, 2010. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet each Fund’s distributions.

As of 12/31/10	JGG	JGT
Inception date	6/27/06	4/25/07
Calendar year ended December 31, 2010:
Per share distribution:
From net investment income	$0.76	$0.13
From long-term capital gains	0.00	0.00
From short-term capital gains	0.06	0.00
Return of capital	0.74	1.29

Total per share distribution	$1.56	$1.42

Distribution rate on NAV	9.55%	9.08%

Average annual total returns:
Excluding retained gain tax credit/refund[4]:
1-Year on NAV	6.85%	-0.18%
Since inception on NAV	5.27%	4.21%
Including retained gain tax credit/refund[4]:
1-Year on NAV	N/A	-0.18%
Since inception on NAV	N/A	4.41%

Share Repurchases and Share Price Information

4	JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008.

As of December 31, 2010, and since the inception of the Funds’ repurchase program, the Funds had cumulatively repurchased and retired shares as shown in the accompanying table.

	Common Shares
	Repurchased	% of Outstanding
Fund	and Retired	Common Shares
JGG	25,900	0.3%
JGT	743,000	1.7%

During the twelve-month reporting period, JGG did not repurchase any of its outstanding shares. During the twelve-month reporting period, JGT’s shares were repurchased and retired at a weighted average price and a weighted average discount per share as shown in the accompanying table.

		Weighted Average	Weighted Average
	Common Shares	Price Per Share	Discount Per Share
	Repurchased	Repurchased	Repurchased
Fund	and Retired	and Retired	and Retired
JGT	31,500	$13.10	16.65%

10	Nuveen Investments

At December 31, 2010, the Funds’ share prices were trading at (+) premiums or
(-) discounts relative to their NAVs as shown in the accompanying table.

		Twelve-Month
	12/31/10	Average
Fund	(-) Discount	(-) Discount
JGG	-4.16%	-1.48%
JGT	-11.96%	-8.60%

Nuveen Investments	11

JGG Performance OVERVIEW	Nuveen Global Government Enhanced Income Fund
as of December 31, 2010

Fund Snapshot
Share Price	$15.65

Net Asset Value (NAV)	$16.33

Premium/(Discount) to NAV	-4.16%

Current Distribution Rate[1]	9.97%

Net Assets ($000)	$152,834

Weighted Average Rating[5]	AA–

Average Annual Total Return
(Inception 6/27/06)
	On Share Price	On NAV
1-Year	-0.22%	6.85%

Since Inception	3.68%	5.27%

Country Allocation[3]
(as a % of total investments)[4]
United States	44.4%

Germany	19.9%

Netherlands	9.0%

Czech Republic	7.8%

Colombia	5.1%

France	4.0%

South Korea	3.8%

Peru	3.1%

Chile	1.5%

Poland	1.4%

Credit Quality2

2009-2010 Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	The ratings represent the Standard & Poor’s rating for each of the Fund’s direct and synthetic investments in long-term sovereign debt securities of foreign governments. There are no unrated countries or securities in the Fund’s portfolio. Holdings and their ratings may change over time.
3	Holdings are subject to change.
4	Excluding investments in derivatives.
5	Weighted Average Rating is calculated by “weighting” the rating of each short-term sovereign debt security by its total investment exposure (whether directly held or synthetically created) to determine the weighted average credit quality rating. Options and currency forwards, if any, are not included in the rating breakdown or weighted average rating figure.

12	Nuveen Investments

JGT Performance OVERVIEW	Nuveen Multi-Currency Short-Term Government Income Fund
as of December 31, 2010

Fund Snapshot
Share Price	$13.77

Net Asset Value (NAV)	$15.64

Premium/(Discount) to NAV	-11.96%

Current Distribution Rate[1]	10.08%

Net Assets ($000)	$683,648

Weighted Average Rating[6]	A–

Average Annual Total Return
(Inception 4/25/07)
	On Share Price	On NAV
1-Year	-1.44%	-0.18%

Since Inception	0.58%	4.21%

Average Annual Total Return[4]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
1-Year	-1.44%	-0.18%

Since Inception	0.81%	4.41%

Country Allocation[3]
(as a % of total investments)[5]
United States	48.0%

Brazil	23.7%

Israel	5.6%

Canada	3.5%

Turkey	3.2%

Chile	3.1%

Germany	3.0%

Poland	2.7%

Colombia	2.7%

South Korea	2.1%

Mexico	1.9%

Indonesia	0.3%

Taiwan	0.2%

Credit Quality2
2009-2010 Distributions Per Share
Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	The ratings represent the Standard & Poor’s rating for each of the Fund’s direct and synthetic investments in short-term sovereign debt securities of foreign governments. There are no unrated countries in the Fund’s portfolio. Holdings and their ratings may change over time.
3	Holdings are subject to change.
4	As previously explained in the Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax years ended prior to December 31, 2007.
5	Excluding investments in derivatives.
6	Weighted Average Rating is calculated by “weighting” the rating of each short-term sovereign debt security by its total investment exposure (whether directly held or synthetically created) to determine the weighted average credit quality rating. Options and currency forwards, if any, are not included in the rating breakdown or weighted average rating figure.

Nuveen Investments	13

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Global Government Enhanced Income Fund
Nuveen Multi-Currency Short-Term Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Government Enhanced Income Fund and Nuveen Multi-Currency Short-Term Government Income Fund (the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the periods then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 25, 2011

14	Nuveen Investments

JGG	Nuveen Global Government Enhanced Income Fund Portfolio of Investments
December 31, 2010

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Sovereign Debt – 37.4% (3)

	Chile – 1.5%

1,055,000 CLP	Bonos del Banco Central de Chile en Pesos	6.000%	1/01/15	AA	$2,217,232

	Colombia – 5.0%

2,816,000 COP	Republic of Colombia	7.750%	4/14/21	BB+	1,749,000
8,000,000 COP	Republic of Colombia	9.850%	6/28/27	BB+	5,906,250

10,816,000 COP	Total Colombia				7,655,250

	Czech Republic – 7.6%

217,000 CZK	Czech Republic Government Bond	2.800%	9/16/13	A+	11,645,442

	Germany – 15.2%

9,900 EUR	Deutschland Republic	3.250%	7/04/15	AAA	14,061,801
6,489 EUR	Deutschland Republic	3.500%	7/04/19	AAA	9,107,015

16,389 EUR	Total Germany				23,168,816

	Peru – 3.0%

12,500 PEN	Republic of Peru	6.950%	8/12/31	Baa3	4,634,298

	Poland – 1.4%

6,500 PLN	Republic of Poland	5.250%	10/25/20	A	2,083,803

	South Korea – 3.7%

6,378,250 KRW	Korea Monetary Stability Bond	4.180%	12/02/11	A1	5,686,315

	Total Sovereign Debt (cost $56,589,597)				57,091,156

Principal
Amount (000)(4)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Short-Term Investments – 60.1% (5)

	Sovereign Debt – 16.9%

	France – 3.9%

4,500 EUR	Republic of France, Discount Treasury Bill	0.000%	3/24/11	N/R	$6,007,583

	Germany – 4.3%

6,500	KFW Bankegruppe	4.625%	1/20/11	AAA	6,510,023

	Netherlands – 8.7%

10,000 EUR	Netherlands Treasury Certificate	0.000%	3/31/11	N/R	13,348,327

	Total Sovereign Debt				25,865,933

	U.S. Government and Agency Obligations – 39.1%

$10,000	Federal Home Loan Bank Bonds	0.000%	4/12/11	AAA	10,009,930
9,000	Federal Home Loan Banks, Discount Notes	0.000%	2/02/11	AAA	8,998,640
3,000	Federal Home Loan Banks, Discount Notes	0.000%	2/03/11	AAA	2,999,257
2,000	Federal Home Loan Banks, Discount Notes	0.000%	3/02/11	AAA	1,999,710
5,000	Federal Home Loan Banks, Discount Notes	0.000%	3/18/11	AAA	4,999,075
5,000	Federal Home Loan Banks, Discount Notes	0.000%	4/04/11	AAA	4,998,735
2,000	Federal Home Loan Banks, Discount Notes	0.000%	4/11/11	AAA	1,999,456
2,000	Federal Home Loan Banks, Discount Notes	0.000%	4/20/11	AAA	1,999,406
5,000	Federal Home Loan Banks, Discount Notes	0.000%	5/02/11	AAA	4,998,015
2,500	Federal Home Loan Banks, Discount Notes	0.000%	6/01/11	AAA	2,498,447
6,000	Federal Home Loan Mortgage Corporation, Notes	0.000%	6/15/11	AAA	6,157,776
3,146	Federal National Mortgage Association	0.000%	3/08/11	AAA	3,145,497
5,000	U.S. Treasury Notes, (6)	0.000%	2/28/11	AAA	5,006,055

59,646	Total U.S. Government and Agency Obligations				59,809,999

Nuveen Investments	15

JGG	Nuveen Global Government Enhanced Income Fund (continued) Portfolio of Investments December 31, 2010

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Repurchase Agreements – 4.1%

$6,280	Repurchase Agreement with State Street Bank, dated 12/31/10, repurchase price	0.040%	1/03/11	$6,280,264
	$6,280,285, collateralized by $6,175,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $6,406,563

	Total Short-Term Investments (cost $91,595,450)			91,956,196

	Total Investments (cost $148,185,047) – 97.5%			149,047,352

	Other Assets Less Liabilities – 2.5% (7)			3,786,375

	Net Assets – 100%			$152,833,727

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at December 31, 2010:
						Unrealized
						Appreciation
	Currency Contracts	Amount	In Exchange For	Amount	Settlement	(Depreciation)
Counterparty	to Deliver	(Local Currency)	Currency	(Local Currency)	Date	(U.S. Dollars)
BNP Paribas	Brazilian Real	10,021,050	U.S. Dollar	5,856,838	1/04/11	$(179,939)
Deutsche Bank AG	Brazilian Real	10,021,050	U.S. Dollar	6,014,314	1/04/11	(22,463)
BNP Paribas	Chilean Peso	1,041,331,185	U.S. Dollar	2,146,853	1/31/11	(73,462)
RBC	Colombian Peso	3,760,000,000	U.S. Dollar	2,065,934	1/31/11	96,620
Citibank N.A.	Colombian Peso	11,321,194,500	U.S. Dollar	5,982,137	2/25/11	38,473
Citibank N.A.	Czech Koruna	72,010,555	U.S. Dollar	3,940,095	1/31/11	97,917
Citibank N.A.	Czech Koruna	150,853,033	U.S. Dollar	8,492,327	1/31/11	443,449
HSBC	Euro	3,650,000	U.S. Dollar	4,962,978	1/18/11	85,599
JPMorgan Chase	Euro	19,270,000	U.S. Dollar	25,942,122	1/31/11	192,797
Citibank N.A.	Euro	750,000	U.S. Dollar	1,037,804	1/31/11	35,625
Morgan Stanley	Euro	4,500,000	U.S. Dollar	6,052,815	3/24/11	41,113
Standard Chartered Bank	Euro	10,000,000	U.S. Dollar	13,003,990	3/31/11	(354,941)
BNP Paribas	Japanese Yen	488,028,000	U.S. Dollar	6,000,000	1/05/11	(10,937)
BNP Paribas	Mexican Peso	76,000,000	U.S. Dollar	6,063,178	1/14/11	(86,612)
Royal Bank of Scotland	Mexican Peso	16,308,991	U.S. Dollar	1,300,000	1/31/11	(18,219)
JPMorgan Chase	Peruvian Nouveau Sol	12,812,500	U.S. Dollar	4,501,933	1/12/11	(62,594)
Citibank N.A.	Polish Zloty	6,037,912	U.S. Dollar	2,036,260	1/31/11	181
BNP Paribas	Pound Sterling	3,650,000	U.S. Dollar	5,770,833	1/26/11	81,003
Citibank	South Korean Won	6,192,246,094	U.S. Dollar	5,463,907	2/15/11	19,763
Morgan Stanley	Swiss Franc	5,868,671	U.S. Dollar	5,900,000	1/26/11	(378,369)
BNP Paribas	Turkish Lira	9,159,420	U.S. Dollar	6,237,263	1/14/11	312,498
Deutsche Bank AG	U.S. Dollar	5,850,000	Brazilian Real	10,021,050	1/04/11	186,777
BNP Paribas	U.S. Dollar	6,014,314	Brazilian Real	10,021,050	1/04/11	22,463
BNP Paribas	U.S. Dollar	5,905,255	Japanese Yen	488,028,000	1/05/11	105,682
Citibank N.A.	U.S. Dollar	48,417	Polish Zloty	144,180	1/05/11	283
BNP Paribas	U.S. Dollar	6,160,730	Mexican Peso	76,000,000	1/14/11	(10,940)
RBC	U.S. Dollar	6,397,583	Turkish Lira	9,159,420	1/14/11	(472,819)
Morgan Stanley	U.S. Dollar	2,963,590	Swiss Franc	2,934,671	1/26/11	175,954
Morgan Stanley	U.S. Dollar	3,003,686	Swiss Franc	2,934,000	1/26/11	135,140
Royal Bank of Scotland	U.S. Dollar	38,235	Czech Koruna	734,694	1/31/11	966
Royal Bank of Scotland	U.S. Dollar	2,860,082	Euro	2,185,700	1/31/11	60,535
HSBC	U.S. Dollar	119,779	Polish Zloty	341,250	1/31/11	(4,704)
Royal Bank of Scotland	U.S. Dollar	13,059	Swedish Krona	89,585	1/31/11	249
BNP Paribas	U.S. Dollar	5,818,749	Brazilian Real	10,021,050	2/02/11	177,814
HSBC	U.S. Dollar	5,839,628	Australian Dollar	5,950,000	2/07/11	221,223
BNP Paribas	U.S. Dollar	5,850,000	South African Rand	40,658,553	2/07/11	291,078
HSBC	U.S. Dollar	5,850,000	Mexican Peso	72,546,435	2/08/11	10,275
Morgan Stanley	U.S. Dollar	2,851,503	Indian Rupee	130,000,000	2/10/11	36,492

						$1,193,970

16	Nuveen Investments

Interest Rate Swaps outstanding at December 31, 2010:
			Fund			Fixed Rate			Unrealized
	Notional		Pay/Receive	Floating	Fixed	Payment	Termination	Value	Appreciation
Counterparty	Amount		Floating Rate	Rate Index	Rate*	Frequency	Date	(U.S. Dollars)	(Depreciation)
Citibank N.A.	16,500,000	AUD	Receive	3-Month AUD-BBR	5.400%	Quarterly	12/16/12	$(9,016)	$(9,016)
Citibank N.A.	11,600,000	EUR	Receive	6-Month EURIBOR	1.710	Annually	12/16/12	(51,235)	(51,235)
Citibank N.A.	29,100,000	AUD	Pay	6-Month AUD-BBR	5.915	Semi-Annually	12/16/15	28,187	28,187
Citibank N.A.	19,800,000	EUR	Pay	6-Month EURIBOR	2.580	Annually	12/16/15	150,123	150,123
Citibank N.A.	7,150,000	PLN	Pay	6-Month WIBOR	5.340	Annually	7/06/20	(37,354)	(37,354)
Citibank N.A.	8,200,000	EUR	Receive	6-Month EURIBOR	3.363	Annually	12/16/20	(84,010)	(84,010)
Citibank N.A.	12,600,000	AUD	Receive	6-Month AUD-BBR	6.180	Semi-Annually	12/16/20	(67,963)	(67,963)
Deutsche Bank AG	160,000,000	MXN	Pay	28-Day MXN-TIIE	8.225	28-Day	12/30/19	942,598	942,598
Deutsche Bank AG	28,000,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	286,933	286,933
JPMorgan	12,778,000,000	CLP	Pay	6-Month ICP	4.580	Semi-Annually	8/10/14	(369,006)	(358,256)
JPMorgan	9,960,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(135,449)	(135,449)
Morgan Stanley	217,000,000	JPY	Pay	6-Month LIBOR-BBA	0.445	Semi-Annually	12/16/12	3,482	3,482
Morgan Stanley	61,500,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	73,906	73,906
Morgan Stanley	23,000,000	SEK	Receive	3-Month STIBOR	2.560	Annually	11/12/15	89,118	89,118
Morgan Stanley	360,000,000	JPY	Receive	6-Month LIBOR-BBA	0.718	Semi-Annually	12/16/15	(35,490)	(35,490)
Morgan Stanley	4,750,000	CHF	Receive	6-Month LIBOR-BBA	2.358	Annually	4/12/20	(210,476)	(210,476)
Morgan Stanley	143,000,000	JPY	Pay	6-Month LIBOR-BBA	1.379	Semi-Annually	12/16/20	39,207	39,207
RBC	21,990,000	NZD	Pay	3-Month NZD-BBR	6.045	Semi-Annually	6/22/19	817,128	1,464,253
RBC	8,000,000	AUD	Pay	6-Month AUD-BBR	6.100	Semi-Annually	1/14/20	42,089	42,089
UBS AG	97,000,000	CZK	Receive	6-Month PRIBOR	3.000	Annually	6/21/20	(35,998)	(35,998)

									$2,094,649

* Annualized.

Futures Contracts outstanding at December 31, 2010:
					Unrealized
	Contract	Number of	Contract	Value at	Appreciation
Type	Position	Contracts	Expiration	December 31, 2010	(Depreciation)
U.S. 5-Year Treasury Note	Short	(40)	3/11	(4,708,750)	$72,068
U.S. 10-Year Treasury Note	Long	100	3/11	12,043,750	(321,394)
U.S. 30-Year Treasury Bond	Long	1	3/11	122,125	(3,942)

					$(253,268)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Additional Sovereign Debt exposure is obtained from investments in interest rate swap transactions that reference the global government bond markets.
(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(5)	Substantially all of the Fund’s Short-Term Investments may be used as collateral for investments in derivatives.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(7)	Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.
N/R	Not rated.
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
AUD-BBR	Australian Dollar-Bank Bill Rate
EURIBOR	Euro Interbank Offered Rate
ICP	Indice Cámara Promedio
KRW-CD-KSDA	Korean Won-Certificates of Deposit-Korean Securities Dealers Association
LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association
MXN-TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate
NZD-BBR	New Zealand Dollar-Bank Bill Rate
PRIBOR	Prague Interbank Offering Rate
STIBOR	Stockholm Interbank Offered Rate
TELBOR	Tel-Aviv Inter-Bank Offered Rate
WIBOR	Warsaw Inter-Bank Offered Rate
See accompanying notes to financial statements.

Nuveen Investments	17

JGT	Nuveen Multi-Currency Short-Term Government Income Fund Portfolio of Investments
December 31, 2010

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Asset-Backed Securities – 2.3%

	Auto – 0.9%

$5,967	AmeriCredit Automobile Receivables Trust, Series 2010-4	0.325%	12/08/11	A-1+	$5,969,179

	Other – 1.4%

5,000	Bank One Issuance Trust, Class 2004-A5	0.390%	3/17/14	AAA	4,997,299
3,734	CNH Equipment Trust Series 2010-1	0.427%	12/09/11	A-1+	3,734,574
18	NelNet Student Loan Trust 2008-4 Class A1	4.290%	4/27/15	AAA	18,452
613	SLM Student Loan Trust 2008-6 Class A1	0.688%	10/27/14	AAA	613,936
351	SLM Student Loan Trust, Series 2008-1 Class A1	0.538%	7/25/13	AAA	350,873

9,716	Total Other				9,715,134

$15,683	Total Asset-Backed Securities (cost $15,683,671)				15,684,313

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Sovereign Debt – 39.1%

	Brazil – 20.2%

47,500 BRL	Letra De Tesouro Nacional	0.000%	1/01/11	N/R	$28,621,611
90,500 BRL	Letra De Tesouro Nacional	0.000%	7/01/11	N/R	51,637,010
41,540 BRL	Letra De Tesouro Nacional	0.000%	10/01/11	BBB–	22,993,416
64,557 BRL	National Treasury Note of Brazil	10.000%	1/01/14	BBB–	34,920,316

244,097 BRL	Total Brazil				138,172,353

	Canada – 3.7%

25,000 CAD	Canadian Government Bond	1.500%	3/01/12	AAA	25,156,140

	Chile – 3.2%

10,565,000 CLP	Bonos del Banco Central de Chile en Pesos	6.000%	1/01/15	AA	22,203,526

	Colombia – 2.8%

27,290,000 COL	Republic of Colombia	12.000%	10/22/15	BB+	19,006,348

	Germany – 2.0%

10,000 EUR	IKB Deutsche Industriebank AG	2.250%	4/29/11	AAA	13,417,574

	Mexico – 2.0%

150,000 MXN	United Mexican States	9.500%	12/18/14	BBB+	13,615,385

	Poland – 2.8%

30,000 PLN	Republic of Poland	0.000%	1/25/12	A	9,699,220
30,000 PLN	Republic of Poland	0.000%	7/25/12	A	9,485,407

60,000 PLN	Total Poland				19,184,627

	South Korea – 2.2%

17,013,250 KRW	Korea Monetary Stability Bond	4.180%	12/02/11	A1	15,167,592

	Taiwan – 0.2%

50,000 TWD	Taiwan Government	3.625%	3/08/12	AA–	1,776,007

	Total Sovereign Debt (cost $260,620,349)				267,699,552

Principal
Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Short-Term Investments – 62.9%

	Sovereign Debt – 15.1%

	Brazil – 4.5%

52,000 BRL	Letra De Tesouro Nacional	0.000%	4/01/11	BBB+	$30,515,417

	Germany – 1.2%

8,000	KFW Bankegruppe	4.625%	1/20/11	AAA	8,012,336

18	Nuveen Investments

Principal
Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Indonesia – 0.3%

20,000,000 IDR	Republic of Indonesia Treasury Bill	0.000%	1/13/11	N/R	$2,215,172

	Israel – 5.8%

120,000 ILS	Israel State T-Bill	0.000%	1/05/11	N/R	33,809,628
21,663 ILS	Israel State T-Bill	0.000%	3/02/11	N/R	6,084,166

141,663 ILS	Total Israel				39,893,794

	Turkey – 3.3%

14,000 TRY	Republic of Turkey, Government Bond	0.000%	2/02/11	N/R	9,009,187
21,720 TRY	Republic of Turkey, Government Bond	0.000%	5/11/11	N/R	13,763,432

35,720 TRY	Total Turkey				22,772,619

	Total Sovereign Debt				103,409,338

	U.S. Government and Agency Obligations – 46.9%

$12,000	Federal Home Loan Bank Bonds	0.000%	1/18/11	AAA	12,002,772
15,030	Federal Home Loan Bank Bonds	0.000%	5/27/11	AAA	15,061,308
1,000	Federal Home Loan Bank Bonds	0.000%	5/24/11	AAA	1,001,496
5,000	Federal Home Loan Bank Bonds	0.000%	6/01/11	AAA	5,008,060
15,000	Federal Home Loan Bank Bonds	0.000%	9/13/11	AAA	15,001,125
12,000	Federal Home Loan Banks, Discount Notes	0.000%	1/05/11	AAA	11,999,800
6,000	Federal Home Loan Banks, Discount Notes	0.000%	1/07/11	AAA	5,999,845
25,000	Federal Home Loan Banks, Discount Notes	0.000%	1/14/11	AAA	24,998,122
9,000	Federal Home Loan Banks, Discount Notes	0.000%	1/18/11	AAA	8,999,490
5,000	Federal Home Loan Banks, Discount Notes	0.000%	1/20/11	AAA	4,999,525
18,000	Federal Home Loan Banks, Discount Notes	0.000%	1/25/11	AAA	17,996,640
14,000	Federal Home Loan Banks, Discount Notes	0.000%	2/02/11	AAA	13,997,884
2,000	Federal Home Loan Banks, Discount Notes	0.000%	2/03/11	AAA	1,999,505
7,000	Federal Home Loan Banks, Discount Notes	0.000%	2/04/11	AAA	6,999,041
9,800	Federal Home Loan Banks, Discount Notes	0.000%	2/08/11	AAA	9,796,483
7,000	Federal Home Loan Banks, Discount Notes	0.000%	2/11/11	AAA	6,998,724
7,000	Federal Home Loan Banks, Discount Notes	0.000%	3/21/11	AAA	6,997,849
10,000	Federal Home Loan Banks, Discount Notes	0.000%	4/04/11	AAA	9,997,470
8,000	Federal Home Loan Banks, Discount Notes	0.000%	4/11/11	AAA	7,997,824
11,000	Federal Home Loan Banks, Discount Notes	0.000%	4/20/11	AAA	10,996,733
9,000	Federal Home Loan Banks, Discount Notes	0.000%	5/12/11	AAA	8,996,130
3,500	Federal Home Loan Banks, Discount Notes	0.000%	6/01/11	AAA	3,497,827
4,800	Federal Home Loan Banks, Discount Notes	0.000%	7/12/11	AAA	4,795,694
15,000	Federal Home Loan Mortgage Corporation, Notes	0.000%	1/24/11	AAA	14,998,227
9,000	Federal Home Loan Mortgage Corporation, Notes	0.000%	3/15/11	AAA	8,998,398
24,000	Federal Home Loan Mortgage Corporation, Notes, (4)	0.000%	6/15/11	AAA	24,631,104
13,000	Federal Home Loan Mortgage Corporation, Notes	0.000%	9/12/11	AAA	12,980,890
3,800	Federal National Mortgage Association	0.000%	3/01/11	AAA	3,799,457
13,200	Federal National Mortgage Association	0.000%	7/01/11	AAA	13,188,846
6,000	Federal National Mortgage Association	0.000%	8/01/11	AAA	5,993,352
10,000	Federal National Mortgage Association	0.000%	9/08/11	AAA	10,056,310
10,000	U.S. Treasury Notes, (4)	0.000%	4/30/11	AAA	10,024,220

320,130	Total U.S. Government and Agency Obligations				320,810,151

	Repurchase Agreements – 0.9%

$5,662	Repurchase Agreement with State Street Bank, dated 12/31/10, repurchase price $5,661,715, collateralized by $5,570,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $5,778,875	0.040%	1/03/11	N/A	5,661,696

	Total Short-Term Investments (cost $428,203,972)				429,881,185

	Total Investments (cost $704,507,992) – 104.3%				713,265,050

	Other Assets Less Liabilities – (4.3)% (5)				(29,616,878)

	Net Assets – 100%				$683,648,172

Nuveen Investments	19

JGT	Nuveen Multi-Currency Short-Term Government Income Fund (continued) Portfolio of Investments December 31, 2010

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at December 31, 2010:
						Unrealized
						Appreciation
		Amount	In Exchange For	Amount	Settlement	(Depreciation)
Counterparty	Currency Contracts to Deliver	(Local Currency)	Currency	(Local Currency)	Date	(U.S. Dollars)
Morgan Stanley	Australian Dollar	27,858,756	U.S. Dollar	26,968,390	1/10/11	$(1,507,890)
Barclays	Brazilian Real	60,000,000	U.S. Dollar	34,457,015	1/04/11	(1,687,563)
Citibank N.A.	Brazilian Real	52,208,500	U.S. Dollar	29,913,768	1/04/11	(1,537,135)
BNP Paribas	Brazilian Real	53,966,500	U.S. Dollar	32,388,969	1/04/11	(120,971)
Deutsche Bank AG	Brazilian Real	58,242,000	U.S. Dollar	34,954,987	1/04/11	(130,555)
BNP Paribas	Brazilian Real	53,966,500	U.S. Dollar	31,335,791	2/02/11	(957,583)
RBC	Canadian Dollar	20,225,107	U.S. Dollar	16,677,750	4/20/11	(3,612,055)
JPMorgan Chase	Canadian Dollar	674,893	U.S. Dollar	555,427	4/20/11	(121,625)
Citibank N.A.	Canadian Dollar	4,100,000	U.S. Dollar	3,969,072	4/20/11	(144,043)
RBC	Colombian Peso	15,000,000,000	U.S. Dollar	7,926,024	2/25/11	50,975
Citibank N.A.	Colombian Peso	5,800,000,000	U.S. Dollar	3,064,729	2/25/11	19,710
JPMorgan Chase	Euro	10,205,124	U.S. Dollar	13,738,587	1/31/11	102,103
Barclays	Israeli Shekel	120,000,000	U.S. Dollar	33,458,804	1/05/11	(357,779)
Barclays	Israeli Shekel	20,000,000	U.S. Dollar	5,574,602	1/31/11	(59,231)
BNP Paribas	Mexican Peso	618,000,000	U.S. Dollar	49,303,213	1/14/11	(704,291)
Morgan Stanley	New Zealand Dollar	21,467,357	U.S. Dollar	16,309,395	1/10/11	(412,612)
Citibank N.A.	Polish Zloty	55,000,000	U.S. Dollar	18,548,515	1/31/11	1,647
Credit Suisse	Swedish Krona	182,212,800	U.S. Dollar	26,916,729	1/10/11	(170,145)
RBC	Turkish Lira	59,776,000	U.S. Dollar	40,000,000	1/14/11	1,333,937
Citibank N.A.	Turkish Lira	21,642,794	U.S. Dollar	14,453,582	1/31/11	481,265
Citibank N.A.	Turkish Lira	14,000,000	U.S. Dollar	9,346,418	2/02/11	310,267
Deutsche Bank AG	U.S. Dollar	34,000,000	Brazilian Real	58,242,000	1/04/11	1,085,542
BNP Paribas	U.S. Dollar	31,540,912	Brazilian Real	53,966,500	1/04/11	969,028
Citibank N.A.	U.S. Dollar	31,333,873	Brazilian Real	52,208,500	1/04/11	117,030
Barclays	U.S. Dollar	36,010,083	Brazilian Real	60,000,000	1/04/11	134,495
Morgan Stanley	U.S. Dollar	28,000,000	Australian Dollar	27,858,756	1/10/11	476,280
Morgan Stanley	U.S. Dollar	17,000,000	New Zealand Dollar	21,467,357	1/10/11	(277,993)
Credit Suisse	U.S. Dollar	28,000,000	Swedish Krona	182,212,800	1/10/11	(913,126)
Barclays	U.S. Dollar	49,392,500	Australian Dollar	50,000,000	1/14/11	1,690,480
BNP Paribas	U.S. Dollar	50,096,464	Mexican Peso	618,000,000	1/14/11	(88,960)
Morgan Stanley	U.S. Dollar	51,707,446	Mexican Peso	638,225,000	1/14/11	(63,369)
Barclays	U.S. Dollar	34,539,750	New Zealand Dollar	45,000,000	1/14/11	501,807
JPMorgan Chase	U.S. Dollar	38,450,000	New Zealand Dollar	50,000,000	1/14/11	485,064
RBC	U.S. Dollar	68,228,428	Turkish Lira	97,682,640	1/14/11	(5,042,481)
Deutsche Bank AG	U.S. Dollar	5,504,384	Indonesian Rupiah	49,600,000,000	1/19/11	27,265
Goldman Sachs	U.S. Dollar	20,270,270	Yuan Renminbi	135,000,000	1/24/11	203,508
Citibank N.A.	U.S. Dollar	265,775	Euro	200,000	1/31/11	1,473
RBC	U.S. Dollar	19,130,435	Polish Zloty	55,000,000	1/31/11	(583,567)
HSBC	U.S. Dollar	54,617,693	Australian Dollar	55,650,000	2/07/11	2,069,082
Barclays	U.S. Dollar	3,000,000	Israeli Shekel	10,923,300	2/07/11	76,720
BNP Paribas	U.S. Dollar	34,000,000	South African Rand	236,306,120	2/07/11	1,691,735
UBS AG	U.S. Dollar	31,397,445	Czech Koruna	588,042,750	2/08/11	(23,172)
HSBC	U.S. Dollar	34,000,000	Mexican Peso	421,637,400	2/08/11	59,717
HSBC	U.S. Dollar	580,232	Mexican Peso	7,204,166	2/08/11	1,717
RBC	U.S. Dollar	81,644,905	Yuan Renminbi	544,000,000	2/09/11	914,435
RBC	U.S. Dollar	50,934,958	Yuan Renminbi	339,400,000	2/09/11	573,571
Morgan Stanley	U.S. Dollar	24,566,791	Indian Rupee	1,120,000,000	2/10/11	314,397
UBS AG	U.S. Dollar	9,935,462	Chilean Peso	4,772,499,075	2/15/11	227,402
Standard Chartered Bank	U.S. Dollar	6,262,404	Indonesian Rupiah	56,800,000,000	2/15/11	68,446
JPMorgan Chase	U.S. Dollar	19,251,321	Polish Zloty	59,283,000	2/15/11	720,532
Morgan Stanley	U.S. Dollar	28,621,620	South African Rand	200,508,756	2/15/11	1,629,135
Citibank N.A.	U.S. Dollar	16,769,611	South Korean Won	19,005,000,000	2/15/11	(60,655)
Credit Suisse	U.S. Dollar	26,860,386	Swedish Krona	182,212,800	3/10/11	168,820
JPMorgan Chase	U.S. Dollar	368,064	Canadian Dollar	445,000	4/20/11	78,360

						$(1,990,856)

20	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(5)	Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.
N/A	Not applicable.
N/R	Not rated.
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COL	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
ILS	Israeli Shekel
KRW	South Korean Won
MXN	Mexican Peso
PLN	Polish Zloty
TRY	Turkish Lira
TWD	Taiwan Dollar
See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Assets & Liabilities
December 31, 2010

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Assets
Investments, at value (cost $56,589,597 and $276,304,020, respectively)	$57,091,156	$283,383,865
Short-term investments, at value (cost $91,595,450 and $428,203,972, respectively)	91,956,196	429,881,185
Cash denominated in foreign currencies (cost $153,726 and $190,663, respectively)	158,398	192,715
Cash in other banks(1)	–	4,165,000
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,869,969	16,585,945
Interest rate swaps	2,735,873	–
Receivables:
Due from broker (net of amounts uncollectible of $135,899 and $0, respectively)	884,014	450,092
Interest	1,349,710	3,685,706
Variation margin on futures contracts	33,938	–
Other assets	953	33,912

Total assets	157,080,207	738,378,420

Liabilities
Cash overdraft	871,186	450,092
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,675,999	18,576,801
Interest rate swaps	641,224	–
Interest rate swaps premiums received	657,875	–
Payables:
Due to broker	120,000	3,559,127
Investments purchased	64,993	31,171,662
Accrued expenses:
Management fees	115,092	502,509
Other	100,111	470,057

Total liabilities	4,246,480	54,730,248

Net assets	$152,833,727	$683,648,172

Shares outstanding	9,359,018	43,724,793

Net asset value per share outstanding	$16.33	$15.64

Net assets consist of:

Shares, $.01 par value per share	$93,590	$437,248
Paid-in surplus	152,777,442	700,530,441
Undistributed (Over-distribution of) net investment income	(3,474,480)	(3,546,484)
Accumulated net realized gain (loss)	(457,436)	(20,190,484)
Net unrealized appreciation (depreciation)	3,894,611	6,417,451

Net assets	$152,833,727	$683,648,172

(1)	Represents investments segregated by the Fund’s custodian for investments in derivatives prior to the Lehman bankruptcy. See Footnote 1 - General Information and Significant Accounting Policies, Due from Broker, for further details.

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Operations
Year Ended December 31, 2010

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Investment Income	$2,983,876	$23,849,286

Expenses
Management fees	1,398,395	6,138,789
Shareholders’ servicing agent fees and expenses	392	737
Custodian’s fees and expenses	145,346	979,679
Trustees’ fees and expenses	3,464	15,309
Professional fees	45,462	68,757
Shareholders’ reports – printing and mailing expenses	30,855	124,000
Stock exchange listing fees	9,089	14,794
Investor relations expense	35,887	155,261
Interest expense	–	394,577
Other expenses	11,742	28,102

Total expenses before custodian fee credit	1,680,632	7,920,005
Custodian fee credit	(78)	(273)

Net expenses	1,680,554	7,919,732

Net investment income	1,303,322	15,929,554

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	2,227,508	12,663,801
Forward foreign currency exchange contracts	491,890	(29,618,139)
Futures contracts	(702,740)	–
Interest rate swaps	2,546,341	–
Options purchased	–	(2,367,250)
Options written	–	805,125
Swaptions written	(27,509)	–
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	185,328	(9,392,768)
Forward foreign currency exchange contracts	1,035,825	9,114,532
Futures contracts	(253,268)	–
Interest rate swaps	3,704,987	–
Swaptions written	32,200	–

Net realized and unrealized gain (loss)	9,240,562	(18,794,699)

Net increase (decrease) in net assets from operations	$10,543,884	$(2,865,145)

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Changes in Net Assets

	Global Government		Multi-Currency Short-Term
	Enhanced Income (JGG)		Government Income (JGT)
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/10	12/31/09	12/31/10	12/31/09
Operations
Net investment income	$1,303,322	$2,519,056	$15,929,554	$21,681,357
Net realized gain (loss) from:
Investments and foreign currency	2,227,508	2,359,339	12,663,801	(14,958,976)
Forward foreign currency exchange contracts	491,890	(2,957,977)	(29,618,139)	60,637,617
Futures contracts	(702,740)	82,090	–	–
Interest rate swaps	2,546,341	6,729,118	–	–
Options purchased(1)	–	(375,199)	(2,367,250)	(8,861,085)
Options written	–	394,772	805,125	2,684,812
Swaptions written	(27,509)	448,045	–	–
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	185,328	288,532	(9,392,768)	64,557,029
Forward foreign currency exchange contracts	1,035,825	207,583	9,114,532	(35,421,577)
Futures contracts	(253,268)	–	–	–
Interest rate swaps	3,704,987	(6,474,058)	–	–
Options purchased(1)	–	(36,791)	–	129,067
Options written	–	(119,552)	–	13,663
Swaptions written	32,200	(121,063)	–	–

Net increase (decrease) in net assets from operations	10,543,884	2,943,895	(2,865,145)	90,461,907

Distributions to Shareholders
From net investment income	(7,108,236)	(8,102,025)	(5,837,262)	(40,647,162)
From accumulated net realized gains	(543,466)	(494,313)	–	(20,941,879)
Return of capital	(6,927,272)	(5,925,968)	(56,193,547)	(4,432,961)

Decrease in net assets from distributions to shareholders	(14,578,974)	(14,522,306)	(62,030,809)	(66,022,002)

Capital Share Transactions
Offering cost adjustments	–	–	–	24,594
Net proceeds from shares issued to shareholders due to reinvestment of distributions	615,509	309,566	–	–
Cost of shares repurchased	–	–	(413,277)	(5,319,979)

Net increase (decrease) in net assets from capital share transactions	615,509	309,566	(413,277)	(5,295,385)

Net increase (decrease) in net assets	(3,419,581)	(11,268,845)	(65,309,231)	19,144,520
Net assets at the beginning of year	156,253,308	167,522,153	748,957,403	729,812,883

Net assets at the end of year	$152,833,727	$156,253,308	$683,648,172	$748,957,403

Undistributed (Over-distribution of) net investment income at the end of year	$(3,474,480)	$(1,844,430)	$(3,546,484)	$(17,303,037)

(1)	Net realized gain (loss) and change in net unrealized appreciation (depreciation) of options purchased has been reclassified in the prior year for comparative purposes to conform with presentation in the current year financial statements.

See accompanying notes to financial statements.

24	Nuveen Investments

Financial Highlights

Nuveen Investments	25

Financial Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
			Net								Discount
	Beginning	Net	Realized/		Net						from Shares		Ending	Ending
	Net Asset	Investment	Unrealized		Investment	Capital	Return		Offering		Repurchased		Net Asset	Market
	Value	Income(a)	Gain (Loss)(b)	Total	Income	Gains	of Capital	Total	Costs		and Retired		Value	Value
Global Government Enhanced Income (JGG)

Year Ended 12/31:
2010	$16.76	$.14	$.99	$1.13	$(.76)	$(.06)	$(.74)	$(1.56)	$—		$—		$16.33	$15.65
2009	18.00	.27	.05	.32	(.87)	(.05)	(.64)	(1.56)	—		—	**	16.76	17.23
2008	18.57	.79	.23	1.02	(.82)	—	(.77)	(1.59)	—		—		18.00	15.93
2007	19.48	.77	(.06)	.71	(1.21)	(.01)	(.40)	(1.62)	—		—		18.57	16.36
2006(d)	19.10	.38	.72	1.10	(.68)	—	—	(.68)	(.04)		—		19.48	20.40

Multi-Currency Short-Term Government Income (JGT)

Year Ended 12/31:
2010	17.12	.36	(.42)	(0.06)	(.13)	—	(1.29)	(1.42)	—		—	**	15.64	$13.77
2009	16.51	.49	1.63	2.12	(.93)	(.48)	(.10)	(1.51)	—	**	.01		17.12	15.41
2008	19.31	1.07	(2.14)	(1.07)	(1.18)	(.02)	(.53)	(1.73)	—	**	.01		16.51	13.90
2007(e)	19.10	.72	1.09	1.81	(.82)	(.75)	—	(1.57)	(.03)		—		19.31	16.93

26	Nuveen Investments

Total Returns		Ratios/Supplemental Data
Based	Based on		Ratios to Average Net Assets
on	Net	Ending			Net		Portfolio
Market	Asset	Net Assets			Investment		Turnover
Value(c)	Value(c)	(000)	Expenses		Income		Rate

(.22)%	6.85%	$152,834	1.06%		.82%		105%
18.57	1.70	156,253	1.08		1.54		177
7.38	5.85	167,522	1.05		4.32		54
(12.27)	3.84	173,302	.99		4.04		302
5.55	5.56	180,593	1.07	*	3.79	*	—

(1.44)%	(.18)%	683,648	1.13		2.28		77%
22.55	13.35	748,957	1.07		2.92		103
(8.32)	(6.01)	729,813	1.05		5.81		38
(7.75)	9.47	858,833	1.07	*	5.40	*	205

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by Multi-Currency Short-Term Government Income (JGT) per share as follows:

Long-Term
Capital Gains
Retained
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2010	N/A
2009	N/A
2008	N/A
2007(e)	$.15

(c)
• Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

• Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• Multi-Currency Short-Term Government Income (JGT) elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year-end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns
	Shareholders	Based on	Based on
	of Record on	Market Value	Net Asset Value
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2010	N/A	(1.44)%	(.18)%
2009	N/A	22.55	13.35
2008	N/A	(8.32)	(6.01)
2007(e)	December 31	(6.97)	10.29

(d)	For the period June 27, 2006 (commencement of operations) through December 31, 2006.
(e)	For the period April 25, 2007 (commencement of operations) through December 31, 2007.
N/A	The Fund had no retained capital gains for the tax years ended December 31, 2010, December 31, 2009 and December 31, 2008.

*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to Financial Statements

1.	General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding New York Stock Exchange symbols (“NYSE”) are Nuveen Global Government Enhanced Income Fund (JGG) and Nuveen Multi-Currency Short-Term Government Income Fund (JGT) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

Global Government Enhanced Income’s (JGG) primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation. The Fund invests in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the U.S. Dollar, and up to 30% may be invested in emerging market government securities. The Fund also features a currency strategy of up to 35% long and 35% short positions, with a target of 25% / 25%. This strategy may create the economic effect of financial leverage. Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), will monitor and adjust investments using a propriety risk reduction methodology.

Multi-Currency Short-Term Government Income’s (JGT) primary investment objective is to provide an attractive level of current income and total return. The Fund will invest directly and indirectly in a portfolio of short-term international government securities. The Fund will invest approximately 50% of its assets directly in international short-term government securities that are denominated in non-U.S. currencies and will not be currency hedged. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that offer exposure to the returns of short-term international (non-U.S.) government securities. These contracts are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. The Adviser will monitor and adjust investments using a propriety risk reduction methodology.

Effective January 1, 2011, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the funds’ sub-adviser, and the funds’ portfolio managers have become employees of Nuveen Asset Management, LLC. This allocation of responsibilities between Nuveen Fund Advisors and Nuveen Asset Management, LLC affects each of the funds. Nuveen Fund Advisors (as each affected fund’s investment adviser) will compensate Nuveen Asset Management, LLC (as each such fund’s sub-adviser) for the portfolio management services it provides to the fund from the fund’s management fee.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation
Prices of fixed-income securities, short-term U.S. and international government securities, forward foreign currency exchange contracts and interest rate swaps are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked prices. When price quotes are not readily available for fixed-income securities, and interest rate swaps, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or

28	Nuveen Investments

premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

The value of exchange-traded options are based on the mean of the bid and ask prices. Futures contracts are valued using the closing settlement price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	29

Notes to Financial Statements (continued)

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value, the difference will reduce net asset value per share. If a Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Foreign Currency Transactions
Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains or losses resulting from changes in foreign exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, where applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written, swaps and swaptions written are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, options written, swaps and swaptions written, respectively“ when applicable.

Forward Foreign Currency Exchange Contracts
Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the fiscal period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities.

30	Nuveen Investments

During the fiscal year ended December 31, 2010, the Funds entered into forward foreign currency exchange contracts to reduce risk, and to take portfolio positions. The Funds reduced risk by hedging the foreign currency risk associated with the Funds’ foreign debt investments. The Funds take on portfolio positions by making a forward purchase of a foreign currency to benefit from its potential appreciation, or purchasing one currency and selling another to benefit from their potential movement relative to one another.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended December 31, 2010, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Average number of forward foreign currency exchange contracts outstanding	27	42

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. Multi-Currency Short-Term Government Income (JGT) did not invest in futures contracts during the fiscal year ended December 31, 2010.

During the fiscal year ended December 31, 2010, Global Government Enhanced Income (JGG) entered into treasury futures to benefit from any flattening of the yield curve or to benefit from changes in the shape of the U.S. government bond yield curve.

The average number of futures contracts outstanding during the fiscal year ended December 31, 2010, was as follows:

Global
Government
Enhanced
Income (JGG)
Average number of futures contracts outstanding	192

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on futures contract activity.

Nuveen Investments	31

Notes to Financial Statements (continued)

Interest Rate Swaps
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund’s uses interest rate swap contracts for purposes of risk reduction or expressing market views. An example of risk reduction would be to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of each Fund’s portfolio of investments. An example of expressing a market view would be to enter into swaps of different tenors that offset one another in whole or in part (in one case paying the fixed leg, in the other case receiving the fixed leg), in order to benefit if certain changes occur in the slope of the yield curve. Interest rate swap contracts involve each Fund’s agreement with the counterparty to pay or receive a fixed or floating rate payment in exchange for the counterparty paying or receiving from each Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period reflected on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of interest rate swaps.” Once periodic payments are settled in cash, the net amount is recognized as “Net realized gain (loss) from interest rate swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense. Multi-Currency Short-Term Government Income (JGT) did not invest in interest rate swap contracts during the fiscal year ended December 31, 2010.

During the fiscal year ended December 31, 2010, Global Government Enhanced Income (JGG) entered into interest rate swap transactions designed to benefit from relative interest rate moves, and the shapes of the yield curve, in a variety of countries.

The average number of interest rate swap contracts outstanding during the fiscal year ended December 31, 2010, were as follows:

Global
Government
Enhanced
Income (JGG)
Average number of interest rate swap contracts outstanding	18

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions
Each Fund is subject to foreign currency risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

32	Nuveen Investments

The average number of options contracts outstanding during the fiscal year ended December 31, 2010, were as follows:

Multi-Currency
Short-Term
Government
Income (JGT)
Average number of purchased option contracts outstanding	–*

Multi-Currency
Short-Term
Government
Income (JGT)
Average number of written option contracts outstanding	–*

Global
Government
Enhanced
Income (JGG)
Average number of written swaption contracts outstanding**	–*

*	The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Funds were not invested in purchased or written options and/or swaptions at the end of the current fiscal year.
**	Includes both calls and puts.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on option activity.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Due from Broker
On September 15, 2008, Lehman Brothers Holding, Inc. and certain of its affiliates (“Lehman”) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to terminate their outstanding Lehman derivative positions and quantify such exposures. The Funds have filed claims in the relevant Lehman bankruptcy proceedings, as appropriate. The Funds’ net exposure, after application of available offsets, is expected to be modest.

In conjunction with quantifying exposure to such Lehman transactions, the Fund discounted the net gains on their outstanding Lehman derivative contracts prior to their scheduled settlement dates by an amount the Adviser believed to be the Funds’ expected loss rate in seeking recovery in bankruptcy. This discounted value is recognized as a component of “Due from broker” on the Statement of Assets and Liabilities.

Global Government Enhanced Income (JGG) also has an outstanding trade receivable in the amount of $871,186 from Lehman, which is recognized as a component of “Due from Broker” on Statement of Assets and Liabilities. The Fund’s Adviser has agreed that to the extent that this asset is not ultimately recovered by the Fund, the Adviser or another party shall reimburse the Fund for this asset. The Fund’s custodian has also agreed to waive

Nuveen Investments	33

Notes to Financial Statements (continued)

any overdraft charges resulting from this receivable. As the receivable is an offset of the overdraft noted on the Fund’s accounting records and recognized as “Cash overdraft” on the Statement of Assets and Liabilities, there has been no effect on the Fund’s NAV.

Multi-Currency Short-Term Government Income (JGT) has $4,165,000 in “Cash in other banks” on the Statement of Assets and Liabilities for which it does not have full access. Such amounts represent investments segregated by the Fund’s custodian as collateral for investments in derivatives prior to the Lehman bankruptcy, which have subsequently matured. The value of the Fund’s outstanding derivative positions terminated as a result of the Lehman bankruptcy for which the Fund is currently liable are recognized as a component of “Due to broker” on the Statement of Assets and Liabilities. Under the terms of the Lehman bankruptcy, the Fund is required to accrue interest on such outstanding amounts, which is recognized as “Interest expense” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of December 31, 2010:

Global Government Enhanced Income (JGG)	Level 1	Level 2	Level 3	Total
Investments:
Sovereign Debt	$–	$57,091,156	$–	$57,091,156
Short-Term Investments	–	91,956,196	–	91,956,196
Derivatives:
Forward Foreign Currency Exchange Contracts*	–	1,193,970	–	1,193,970
Interest Rate Swaps*	–	2,094,649	–	2,094,649
Futures Contracts*	(253,268)	–	–	(253,268)

Total	$(253,268)	$152,335,971	$–	$152,082,703

*	Represents net unrealized appreciation (depreciation).

Multi-Currency Short-Term Government Income (JGT)	Level 1	Level 2	Level 3	Total
Investments:
Asset-Backed Securities	$–	$15,684,313	$–	$15,684,313
Sovereign Debt	–	267,699,552	–	267,699,552
Short-Term Investments	–	429,881,185	–	429,881,185
Derivatives:
Forward Foreign Currency Exchange Contracts*	–	(1,990,856)	–	(1,990,856)

Total	$–	$711,274,194	$–	$711,274,194

*	Represents net unrealized appreciation (depreciation).

During the fiscal year ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

34	Nuveen Investments

3.	Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1– General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Global Government Enhanced Income (JGG)

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,869,969	Unrealized depreciation on forward foreign currency exchange contracts	$1,675,999

Interest Rate	Swaps	Unrealized appreciation on interest rate swaps *	3,119,896	Unrealized depreciation on interest rate swaps *	1,025,247

Interest Rate	Futures Contract	Receivable for variation margin on futures contracts **	72,068	Payable for variation margin on futures contracts **	325,336

Total			$6,061,933		$3,026,582

*	Represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

**	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

Multi-Currency Short-Term Government Income (JGT)

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$16,585,945	Unrealized depreciation on forward foreign currency exchange contracts	$18,576,801

Nuveen Investments	35

Notes to Financial Statements (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$491,890	$(29,618,139)

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Futures Contracts	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$(702,740)	$ –

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Interest Rate Swaps	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$2,546,341	$ –

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Options Purchased	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$ –	$(2,367,250)

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Options Written	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$ –	$805,125

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Swaptions Written	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$(27,509)	$ –

	Global	Multi-Currency
	Government	Short-Term
Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency	Enhanced	Government
Exchange Contracts	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$1,035,825	$9,114,532

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$(253,268)	$–

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$3,704,987	$–

36	Nuveen Investments

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Swaptions Written	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$32,200	$–

4.	Fund Shares
Transactions in Fund shares were as follows:

	Global Government		Multi-Currency Short-Term
	Enhanced Income (JGG)		Government Income (JGT)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/10	12/31/09	12/31/10	12/31/09
Shares issued to shareholders due to reinvestment of distributions	36,466	17,842	–	–
Shares repurchased and retired	–	–	(31,500)	(440,000)

Weighted average:
Price per share repurchased and retired	–	–	$13.10	$12.07
Discount per share repurchased and retired	–	–	16.65%	23.01%

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, option and swaption transactions and derivative transactions) for the fiscal year ended December 31, 2010, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Purchases:
Investment securities	$68,749,095	$227,086,159
U.S. Government and agency obligations	–	–

Sales and maturities:
Investment securities	88,626,457	213,021,059
U.S. Government and agency obligations	21,154,885	–

Transactions in options written for Multi-Currency Short-Term Government Income (JGT) during the fiscal year ended December 31, 2010, were as follows:

Multi-Currency Short-Term
Government Income (JGT)
	Number of	Premiums
	Contracts	Received
Outstanding, beginning of year	–	$–
Options written	2	805,125
Options terminated in closing purchase transactions	–	–
Options expired	(2)	(805,125)

Outstanding, end of year	–	$–

Transactions in swaptions written for Global Government Enhanced Income (JGG) during the fiscal year ended December 31, 2010, were as follows:

	Global Government
	Enhanced Income (JGG)
	Number of	Premiums
	Contracts *	Received *
Outstanding, beginning of year	2	$42,400
Swaptions written	–	–
Swaptions terminated in closing purchase transactions	(1)	(21,200)
Swaptions expired	(1)	(21,200)

Outstanding, end of year	–	$–

*	Includes both calls and puts.

Nuveen Investments	37

Notes to Financial Statements (continued)

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the amortization of premium, recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Cost of investments	$148,696,758	$706,050,778

Gross unrealized:
Appreciation	$1,920,870	$9,735,296
Depreciation	(1,570,276)	(2,521,024)

Net unrealized appreciation (depreciation) of investments	$350,594	$7,214,272

Permanent differences, primarily due to return of capital distributions, foreign currency reclasses, and tax basis earning and profits adjustments resulted in reclassifications among the Funds’ components of net assets at December 31, 2010, the Funds’ tax year-end, as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Paid-in surplus	$(6,927,303)	$(56,193,547)
Undistributed (Over-distribution of) net investment income	11,645,601	59,857,809
Accumulated net realized gain (loss)	(4,718,298)	(3,664,262)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Funds’ tax year end, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Undistributed net ordinary income	$–	$–
Undistributed net long-term capital gains	–	–

The tax character of distributions paid during the Funds’ tax years ended December 31, 2010 and December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
2010	(JGG)	(JGT)
Distributions from net ordinary income *	$7,651,702	$5,837,262
Distributions from net long-term capital gains	–	–
Return of capital	6,927,272	56,193,547

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
2009	(JGG)	(JGT)
Distributions from net ordinary income *	$8,478,011	$40,647,162
Distributions from net long-term capital gains	118,327	20,941,879
Return of capital	5,925,968	4,432,961

*	Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

38	Nuveen Investments

At December 31, 2010, the Fund’s tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Multi-Currency
Short-Term
Government
Income
(JGT)
Expiration:
December 31, 2018	$16,551,505

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through December 31, 2010, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Post-October capital losses	$539,552	$–
Post-October currency losses	–	541,221

7.	Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee for each fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2010, the complex-level fee rate was .1831%.

Nuveen Investments	39

Notes to Financial Statements (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

40	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER(2)
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	244

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	244

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	244

Nuveen Investments	41

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT(2)
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	244

■ WILLIAM J. SCHNEIDER(2)
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	244

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	244

■ CAROLE E. STONE(2)
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009) formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	244

■ VIRGINIA L. STRINGER
8/16/44 333 West Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	244

42	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ TERENCE J. TOTH(2)
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	244

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(3)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	244

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	244

Nuveen Investments	43

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (Since-2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	244

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	244

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	244

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	244

44	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	244

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	244

■ LARRY W. MARTIN
7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	244

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	244

Nuveen Investments	45

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
Officer

OFFICERS of the FUND (continued):

■ KATHLEEN L. PRUDHOMME
3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	244

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

46	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety

Nuveen Investments	47

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and NAM
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-(and, for the Nuveen Global Government Enhanced Income Fund only, three-) year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the taxable fixed income Nuveen funds advised by NAM in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Board noted, however, that the Nuveen Multi-Currency Short-Term Government Income Fund was a relatively new fund with a performance history that is generally too short for a meaningful assessment. In addition, the Board noted that the Nuveen Global Government Enhanced Income Fund lagged its peers over various periods, but noted the differences with the Performance Peer Group and that the Fund outperformed its benchmark in the one-year period.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset

48	Nuveen Investments

level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that each Fund had net management fees and/or a net expense ratio below the peer average of its respective Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on

Nuveen Investments	49

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with a Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

50	Nuveen Investments

Board Approval of Sub-Advisory Arrangements (Unaudited)

Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds would be transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of NAM and NAM would change its name to Nuveen Fund Advisors, Inc. (“NFA”). NAM, under its new name NFA, will continue to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA will enter into a sub-advisory agreement with NAM LLC on behalf of the Funds (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated to it by NFA. There will be no change in the advisory fees paid by the Funds. Rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement on behalf of each Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreement were equally applicable to the approval of the Sub-Advisory Agreement. For a discussion of these considerations, please see the shareholder report of the Funds that was first issued after the May Meeting for the period including May 2010.

Nuveen Investments	51

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

52	Nuveen Investments

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	53

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

54	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) hereby designate 7.08% and 25.11% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2010.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
JGG	–
JGT	31,500

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-G-1210D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of January 1, 2011, registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NUVEEN MULTI-CURRENCY SHORT-TERM GOVERNMENT INCOME FUND
The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

December 31, 2010	$43,722	$0	$2,575	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2009	$50,816	$0	$2,500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2010	$2,575	$0	$0	$2,575
December 31, 2009	$2,500	$0	$0	$2,500
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of January 1, 2011 members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Fund Advisors, Inc. (“NFA”) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”.) NFA is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in its portfolio and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
ITEM 8
Nuveen Fund Advisors, Inc. (“NFA”) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”). NFA is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“NAM, LLC” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers who are primarily responsible for the day-to-day management of the registrant’s portfolio:
Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Steve Lee, CFA, is the lead Portfolio Manager for the Fund. He leads the foreign Currency Sector Team of NAM, LLC. He was born in South Korea and moved to the United States when he was thirteen. He has been active in Global Macro strategies and FX trading since 1995. Most recently, he was a Senior Vice President and FX Trader with HSBC Bank USA. He began his career with Deutsche Bank on their Forward Currency desk and also worked as a portfolio manager at Vega Asset Management and Tribeca Global Investments in New York. He obtained his Bachelor of Arts, Economics and Mathematics from Yale University and his MBA in Finance from New York University, Stern School of Business.
Timothy Palmer, CFA, leads the global bond and emerging markets debt sector teams of NAM, LLC. He began working in the financial industry in 1986, and became a portfolio manager in 1990. Before joining FAF Advisors in 2003, he was a senior fixed-income portfolio manager with American Express Financial Advisors (now Ameriprise Financial). Prior to that, he served as CEO and managing principal of Atlas Capital Management, and he was a senior fixed-income portfolio manager for Investment Advisors, Inc. He earned a B.A. in economics from the University of St. Thomas and an M.B.A. in finance from Columbia University’s Graduate School of Business. He holds the Chartered Financial Analyst (CFA) designation.
Item 8 (a)(2). OTHER ACCOUNTS MANAGED
In addition to their responsibilities for the management of the Fund, the team listed above is primarily responsible for the day-to-day portfolio management of the following accounts:

		Number of
Portfolio Manager	Type of Account Managed	Accounts	Assets*
Steve Lee	Registered Investment Company	2	$240 million
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0
Tim Palmer	Registered Investment Company	6	$498 million
	Other Pooled Investment Vehicles	2	$71 million
	Other Accounts	12	$534 million

*	Assets are as of February 28, 2011. None of the assets are subject to an advisory fee based on performance.

Material Conflicts of Interest. NAM, LLC’s Taxable Fixed Income Team’s simultaneous management of the Fund and the other registered investment companies and other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities and orders placed on behalf of the Fund. NAM, LLC has adopted several policies that address such potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio trades under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time, and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM, LLC has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.
Item 8 (a)(3). FUND MANAGER COMPENSATION
Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.
Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position. Portfolio managers are paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.
The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Adviser believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group. Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.
Payments pursuant to a long term incentive plan are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Adviser.
Item 8 (a)(4). OWNERSHIP OF JGT SECURITIES, as of February 28, 2011.

Name of
Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Lee	X
Palmer	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	Average	Total Number of Shares	Maximum Number (or
	Total Number of	Price	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Paid Per	Part of Publicly	Shares (or Units) that may yet
	Units)	Share (or	Announced Plans or	be Purchased Under the Plans or
Period*	Purchased	Unit)	Programs	Programs

January 1-31, 2010	0		0	4,360,000
February 1-28, 2010	0		0	4,360,000
March 1-31, 2010	0		0	4,360,000
April 1-30, 2010	0		0	4,360,000
May 1-31, 2010	15,000	12.87	15,000	4,345,000
June 1-30, 2010	0		0	4,345,000
July 1-31, 2010	0		0	4,345,000
August 1-31, 2010	0		0	4,345,000
September 1-30, 2010	0		0	4,345,000
October 1-31, 2010	0		0	4,345,000
November 1-30, 2010	0		0	4,375,000
December 1-31, 2010	16,500	13.31	16,500	4,358,500
Total	31,500

*	The registrant’s repurchase program, which authorized the repurchase of 4,380,000 shares, was announced October 3, 2009. The program was reauthorized for a maximum repurchase amount of 4,375,000 shares on November 16, 2010. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Multi-Currency Short-Term Government Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 11, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 11, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 11, 2011